EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of WMS Industries, Inc. (“the Company”) on Form 10-Q for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (“the Report”), I, Brian R. Gamache, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian R. Gamache

Brian R. Gamache

Chief Executive Officer

February 4, 2009

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of WMS Industries, Inc. (“the Company”) on Form 10-Q for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (“the Report”), I, Scott D. Schweinfurth, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott D. Schweinfurth

Scott D. Schweinfurth

Chief Financial Officer

February 4, 2009